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                                                                    Exhibit 23.4


                 [LETTER HEAD OF MOSS-ADAMS LLP APPEARS HERE]



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report dated December 19, 1997 with respect to the financial statements of Duplicating Specialties, Inc.



/s/ Moss Adams LLP


Vancouver, Washington
June 10, 1999